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                                                                Exhibit A-5


                            J & J SECURITIES LIMITED

                            STATEMENTS OF CASH FLOWS

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                                                                                         FOR THE SIX MONTHS
                                             FOR THE YEAR ENDED SEPTEMBER 30,              ENDED MARCH 31,
                                         -----------------------------------------   ---------------------------
                                  NOTE      1993           1994           1995           1995           1996
                                  ----   -----------   ------------   ------------   ------------   ------------
                                                         (AUDITED)                   (UNAUDITED)    (UNAUDITED)
CASH FLOWS FROM OPERATING
  ACTIVITIES:
  Net earnings...................        $   500,241   $  3,328,088   $  2,864,558   $  1,362,958   $ 20,522,384
ADJUSTMENTS TO RECONCILE NET
  EARNINGS TO NET CASH PROVIDED
  BY OPERATING ACTIVITIES:
  Depreciation charges...........            156,106        114,109        172,441         76,060         70,130
  Income taxes payable...........            128,728        402,666             --             --        624,625
  Gain on extinguishment of
    debt.........................                 --             --             --             --    (19,375,677)
  Loss/(Profit) on sale of
    tangible fixed assets........             21,404         (7,410)       (57,228)            --             --
  Provisions for losses..........            177,185     (3,213,008)    (1,595,065)      (763,966)    (2,937,829)
NET CHANGES IN OPERATING ASSETS
  AND LIABILITIES:
  Increase in accrued interest
    payable......................          1,339,379      4,848,573      4,626,663      2,383,791      1,003,278
  Decrease/(increase) in
    receivables..................            (20,034)       (35,719)       (34,718)       (43,697)        (5,386)
  Other, net.....................             52,933         61,105        215,227        (78,108)       128,279
                                         -----------   ------------   ------------   ------------   ------------
NET CASH PROVIDED BY OPERATING
  ACTIVITIES.....................          2,355,942      5,498,404      6,191,878      2,937,038         29,804
                                         -----------   ------------   ------------   ------------   ------------
CASH FLOWS FROM INVESTING
  ACTIVITIES:
  Mortgage originations..........        (13,732,146)    (9,358,388)   (11,900,423)    (5,294,700)    (9,167,751)
  Mortgage repayments............         12,618,654     17,539,489     15,967,974      8,166,294      8,241,281
  Net purchase of equipment......            (60,408)      (101,608)      (269,520)      (172,942)       (67,859)
                                         -----------   ------------   ------------   ------------   ------------
NET CASH PROVIDED BY/(USED IN)
  INVESTING ACTIVITIES...........         (1,173,900)     8,079,493      3,798,031      2,698,652       (994,329)
                                         -----------   ------------   ------------   ------------   ------------
CASH FLOWS FROM FINANCING
  ACTIVITIES:
  Bank loan repayments...........            217,075    (11,792,820)   (12,400,440)    (6,211,920)      (386,003)
                                         -----------   ------------   ------------   ------------   ------------
NET CASH PROVIDED BY/(USED IN)
  FINANCING ACTIVITIES...........            217,075    (11,792,820)   (12,400,440)    (6,211,920)      (386,003)
                                         -----------   ------------   ------------   ------------   ------------
Net (decrease)/increase in cash
  and cash equivalents...........          1,399,117      1,785,077     (2,410,531)      (576,230)    (1,350,528)
  Cash and cash equivalents at
    beginning of period..........            714,204      1,987,280      3,778,941      3,778,941      1,401,175
  Effects of foreign exchange
    rate charges.................           (126,041)         6,584         32,765         80,267        (43,304)
                                         -----------   ------------   ------------   ------------   ------------
CASH AND CASH EQUIVALENTS AT END
  OF PERIOD......................        $ 1,987,280   $  3,778,941   $  1,401,175   $  3,282,978   $      7,343
                                         ===========   ============   ============   ============   ============

SUPPLEMENTED DISCLOSURE OF CASH
  FLOW INFORMATION:
  Interest paid during the
    period.......................                 --             --             --             --        158,900
                                         ===========   ============   ============   ============   ============

  Income taxes (received)/paid
    during the period............        $  (127,500)  $    402,666             --             --             --
                                         ===========   ============   ============   ============   ============

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